UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020 (July 1, 2020)

PIER 1 IMPORTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-07832	75-1729843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 JOHN B SIAS MEMORIAL PARKWAY, SUITE 255 FORT WORTH, TEXAS		76134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 252-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share*	PIRRQ*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

* (1) On February 18, 2020, the New York Stock Exchange (“NYSE”) notified Pier 1 Imports, Inc. that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the common stock of Pier 1 Imports, Inc. upon completion of all applicable procedures. A Form 25 was filed with the SEC by the NYSE on March 3, 2020 and the delisting of the common stock became effective 10 days later. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) became effective on June 1, 2020. The common stock will remain registered under Section 12(g) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2020, Pier 1 Imports, Inc., a Delaware corporation ( “Pier 1”), and certain of its subsidiaries (together with Pier 1, the “Sellers”) entered into an Asset Purchase Agreement (the “Agreement”) with Pier 1 Imports Online, Inc., a Delaware corporation (“Purchaser”), and Retail Ecommerce Ventures LLC, a Delaware limited liability company, as guarantor, pursuant to which the Purchaser agreed to purchase from the Sellers all owned intellectual property and data and other assets related primarily to the e-commerce business, excluding third-party software. Pursuant to the Agreement, the Purchaser agreed to pay a total purchase price of $20,075,000, subject to adjustment only for estimated taxes. The Sellers made customary representations and warranties regarding the intellectual property and the e-commerce business assets and liabilities.

Pier 1 received offers from other parties and is permitted under the Agreement to consider higher and better offers, including as part of the upcoming auction of its assets scheduled to occur on or about July 8, 2020, pursuant to bidding procedures and auction terms as set forth in the U.S. Bankruptcy Court for the Eastern District of Virginia Order (i) Establishing Bidding Procedures, (ii) Scheduling Bid Deadlines and an Auction, (iii) Approving the Form and Manner of Notice thereof, (iv) Approving the Form of Asset Purchase Agreement, (v) Authorizing Assumption of the Plan Support Agreement and (vi) Granting Related Relief, dated February 18, 2020.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)—(c) Not Applicable.

(d) Exhibits:

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of July 1, 2020, by and among Pier 1 Imports Online, Inc., as purchaser, Retail Ecommerce Ventures LLC, as guarantor, Pier 1 Imports, Inc., and certain subsidiaries thereto, as sellers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: July 6, 2020	By:	/s/ Robert Riesbeck
/s/ Robert Riesbeck
Chief Executive Officer and Chief Financial Officer